                                  EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit   Description of Document
Number

EX-99.a1  Articles of Incorporation of Twentieth Century World Investors, Inc.,
          dated December 27, 1990 (filed as a part of Post-Effective Amendment
          No. 6 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2  Articles of Amendment of Twentieth Century World Investors, Inc.,
          dated August 10, 1993 (filed as a part of Post-Effective Amendment No.
          9 to the Registration Statement on Form N-1A of the Registrant, File
          No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3  Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated November 8, 1993 (filed as a part of Post-Effective Amendment
          No. 6 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4  Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated April 24, 1995 (filed as a part of Post-Effective Amendment No.
          6 to the Registration Statement on Form N-1A of the Registrant, File
          No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5  Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated March 11, 1996 (filed as a part of Post-Effective Amendment No.
          7 to the Registration Statement on Form N-1A of the Registrant, File
          No. 33-39242, filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6  Articles Supplementary of Twentieth Century World Investors, Inc.,
          dated September 9, 1996 (filed as a part of Post-Effective Amendment
          No. 9 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7  Articles of Amendment of Twentieth Century World Investors, Inc.,
          dated December 2, 1996 (filed as a part of Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8  Articles Supplementary of American Century World Mutual Funds, Inc.,
          dated December 2, 1996 (filed as a part of Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9  Articles Supplementary of American Century World Mutual Funds, Inc.,
          dated November 13, 1998 (filed as a part of Post-Effective Amendment
          No. 12 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10 Articles Supplementary of American Century World Mutual Funds, Inc.,
          dated February 16, 1999 (filed as a part of Post-Effective Amendment
          No. 15 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11 Articles Supplementary of American Century World Mutual Funds, Inc.,
          dated May 22, 2000 (filed as a part of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12 Articles Supplementary of American Century World Mutual Funds, Inc.
          dated October 18, 2000 are included herein.

EX-99.a13 Articles Supplementary of American Century World Mutual Funds, Inc.,
          dated March 5, 2001 (filed as Exhibit a13 to Post-Effective Amendment
          No. 24 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.a14 Articles Supplementary of American Century World Mutual Funds, Inc.
          dated May 21, 2001 are included herein.

EX-99.b1  By-Laws of Twentieth Century World Investors, Inc. (filed as a part of
          Post-Effective Amendment No. 6 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

Ex-99.b2  Amendment to the By-Laws of American Century World Mutual Funds, Inc.
          (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the
          Registration Statement on Form N-1A of American Century Capital
          Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.d1  Management Agreement between American Century World Mutual Funds, Inc.
          and American Century Investment Management, Inc., dated August 1, 1997
          (filed as a part of Post-Effective Amendment No. 12 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.d2  Addendum to the Management Agreement between American Century World
          Mutual Funds, Inc. and American Century Investment Management, Inc.,
          dated December 1, 1998 (filed as a part of Post-Effective Amendment
          No. 15 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.d3  Addendum to the Management Agreement between American Century World
          Mutual Funds, Inc. and American Century Investment Management, Inc.,
          dated as of June 1, 2000 (filed as a part of Post-Effective Amendment
          No. 19 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.d4  Addendum to the Management Agreement between American Century World
          Mutual Funds, Inc. and American Century Investment Management, Inc.,
          dated May 1, 2001 (filed as Exhibit d4 to Post-Effective Amendment No.
          24 to the Registration Statement on Form N-1A of the Registrant, File
          No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.e1  Distribution Agreement between American Century World Mutual Funds,
          Inc. and American Century Investment Services, Inc., dated March 13,
          2000, (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on March 30, 2000 and incorporated herein by reference).

EX-99.e2  Amendment No. 1 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
          Amendment No. 19 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.e3  Amendment No. 2 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Management,
          Inc., dated November 20, 2000 (filed as Exhibit e10 to Post-Effective
          Amendment No. 29 to the Registration Statement of American Century
          Variable Portfolios, Inc., File No. 33-14567, filed on December 1,
          2000 and incorporated herein by reference.)

EX-99.e4  Amendment No. 3 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001 and incorporated herein by reference).

EX-99-e5  Amendment No. 4 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001 and incorporated herein by reference).

EX-99.e6  Amendment No. 5 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated May 24, 2001 (filed as Exhibit e6 to Post-Effective
          Amendment No. 21 to the Registration Statement on Form N-1A of
          American Century Capital Portfolios, Inc., File No. 33-64872, filed on
          July 30, 2001 and incorporated herein by reference).

EX-99.e7  Amendment No. 6 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
          Amendment No. 21 to the Registration Statement on Form N-1A of
          American Century Capital Portfolios, Inc., File No. 33-64872, filed on
          July 30, 2001 and incorporated herein by reference).

EX-99.e8  Amendment No. 7 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated December 3, 2001 (filed as Exhibit e8 to Post-Effective
          Amendment No. 16 to the Registration Statement on Form N-1A of
          American Century Investment Trust, File No. 33-65170, filed on
          November 30, 2001 and incorporated herein by reference).

EX-99.e9  Amendment No. 8 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated March 1, 2002, (filed as Exhibit e9 to Post-Effective
          Amendment No. 96 to the Registration Statement on Form N-1A of
          American Century Mutual Funds, Inc., File No. 2-14213, filed on
          February 28, 2002 and incorporated herein by reference).

EX-99.e10 Amendment No. 9 to the Distribution Agreement between American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc., dated March 6, 2002 (filed as Exhibit e10 to Post-Effective
          Amendment No. 96 to the Registration Statement on Form N-1A of
          American Century Mutual Funds, Inc., File No. 2-14213, filed on
          February 28, 2002 and incorporated herein by reference).

EX-99.g1  Master Agreement by and between Twentieth Century Services, Inc. and
          Commerce Bank, N. A., dated January 22, 1997 (filed as Exhibit 8e to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2  Global Custody Agreement between American Century Investments and The
          Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
          Post-Effective Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, File No. 2-99222,
          filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement by and between Twentieth Century World
          Investors, Inc. and Twentieth Century Services, Inc., dated as of
          March 1, 1991 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.h2  Supplemental Agreement by and between American Century International
          Discovery Fund, American Century Emerging Markets Fund and American
          Century Global Growth Fund and The Chase Manhattan Bank, dated July
          30, 1999 (filed as a part of Post-Effective Amendment No. 16 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed March 10, 2000 and incorporated herein by reference.)

EX-99.h3  Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 18, 2001
          (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28,
          2001 and incorporated herein by reference).

EX-99.h4  Supplemental Agreement by and between American Century Strategic
          Allocation Aggressive Fund, American Century Strategic Allocation
          Moderate Fund, American Century Global Growth Fund, American Century
          International Growth Fund and The Chase Manhattan Bank, dated February
          1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 23 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on March 14, 2001 and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
          Amendment No. 20 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-39242, filed on December 1, 2000 and incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche LLP.

EX-99.j2  Power of Attorney, dated November 18, 2000 (filed as Exhibit j2 to
          Post-Effective Amendment No. 20 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-39242, filed on December 1, 2000 and incorporated herein by reference).

EX-99.j3  Power of Attorney, dated November 30, 2001 (filed as Exhibit j3 to
          Post-Effective Amendment No. 94 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on December 13, 2001 and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan of Twentieth Century
          Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
          Century Strategic Asset Allocations, Inc. and Twentieth Century World
          Investors, Inc. (Advisor Class), dated September 3, 1996 (filed as
          Exhibit b15a to Post-Effective Amendment No. 9 to the Registration
          Statement on Form N-1A of American Century Capital Portfolios, Inc.,
          File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          June 13, 1997 (filed as Exhibit b15d to Post-Effective Amendment No.
          77 to the Registration Statement on Form N-1A of American Century
          Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          September 30, 1997 (filed as Exhibit b15c to Post-Effective Amendment
          No. 78 to the Registration Statement on Form N-1A of American Century
          Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          June 30, 1998 (filed as Exhibit b15e to Post-Effective Amendment No.
          11 to the Registration Statement on Form N-1A of American Century
          Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          November 13, 1998 (filed as Exhibit b15e to Post-Effective Amendment
          No. 12 to the Registration Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          February 16, 1999 (filed as Exhibit m6 to Post-Effective Amendment No.
          83 to the Registration Statement on Form N-1A of American Century
          Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          July 30, 1999 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital
          Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          November 19, 1999 (filed as Exhibit m8 to Post-Effective Amendment No.
          87 to the Registration Statement on Form N-1A of American Century
          Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9  Amendment No. 8 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10 Amendment No. 9 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          April 30, 2001 (filed as Exhibit m10 to Post-Effective Amendment No.
          24 to the Registration Statement on Form N-1A of the Registrant, File
          No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m11 Amendment No. 10 to the Master Distribution and Shareholder Services
          Plan of American Century Capital Portfolios, Inc., American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc. (Advisor Class), dated
          December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
          94 to the Registration Statement on Form N-1A of American Century
          Mutual Funds, Inc., File No. 2-14213, filed on December 13, 2001 and incorporated herein by reference).

EX-99.m12 Master Distribution and Individual Shareholder Services Plan of
          American Century Capital Portfolios, Inc., American Century Mutual
          Funds, Inc., American Century Strategic Asset Allocations, Inc. and
          American Century World Mutual Funds, Inc. (C Class) dated March 1,
          2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m13 Amendment No. 1 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Capital Portfolios, Inc., American
          Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc. (C
          Class), dated April 30, 2001 (filed as Exhibit m13 to Post-Effective
          Amendment No. 24 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m14 Shareholder Services Plan of Twentieth Century Capital Portfolios,
          Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic
          Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
          (Service Class), dated September 3, 1996 (filed as Exhibit b15b to
          Post-Effective Amendment No. 9 to the Registration Statement on Form
          N-1A of American Century Capital Portfolios, Inc., File No. 33-64872,
          filed February 17, 1998 and incorporated herein by reference).

EX-99.n1  Multiple Class Plan of American Century Capital Portfolios, Inc.,
          American Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc., dated
          March 1, 2001 (filed as Exhibit n1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American
          Century Strategic Asset Allocations, Inc. and American Century World
          Mutual Funds, Inc., dated April 30, 2001 (filed as Exhibit n2 to
          Post-Effective Amendment No. 24 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American
          Century Strategic Asset Allocations, Inc. and American Century World
          Mutual Funds, Inc., dated December 3, 2001 (filed as Exhibit n3 to
          Post-Effective Amendment No. 94 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File NO. 2-14213, filed on December 13, 2001 and incorporated herein by reference).

EX-99.p   American Century Investments Code of Ethics (filed as Exhibit p to
          Post-Effective Amendment No. 30 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No. 2-82734, filed on December 29, 2000 and incorporated herein by reference).